As filed with the Securities and Exchange Commission on December 30, 2025

Securities Act File No. 333-290296

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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NORTHERN LIGHTS FUND TRUST II

(a Delaware statutory trust)

(Exact Name of Registrant as Specified in Charter)

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Astor Mutual Funds 233 S. Wacker Drive, Suite 4400 Chicago, IL 60606

December 23, 2025

Dear Valued Shareholder,

We need your help. Today, we adjourned the 2025 Special Meeting of Shareholders of Astor Dynamic Allocation Fund and Astor Sector Allocation Fund to January 20, 2026, at 10:00 a.m. Eastern Time to give shareholders who have not yet cast their vote more time to do so.

Shareholders are being asked to approve two proposals for each Fund they hold shares in. First, to approve an Agreement and Plan of Reorganization by and among Northern Lights Fund Trust, on behalf of each of the two Astor Mutual Funds, Northern Lights Fund Trust II, on behalf of the Beacon Dynamic Allocation Fund, and, with respect to certain provisions only, Beacon Capital Management, Inc. Shareholders are also being asked to approve a new investment advisory agreement between Beacon Capital and NLFT, on behalf of both Astor Dynamic Allocation Fund, and Astro Sector Allocation Fund. THE BOARD OF TRUSTEES RECOMMENDS VOTING “FOR” THE PROPOSALS.

As a Shareholder in one of, or both Astor Mutual Funds, please help us by taking a few moments to cast your vote for the two proposals.

WE WOULD GREATLY APPRECIATE YOUR HELP

Thank you in advance for helping us to proceed with the important business of the Astor Mutual Funds by casting your vote today so that your shares may be represented at the meeting. We very much appreciate your attention to this matter.

Sincerely,

Emily Damman, President

Beacon Capital Management, Inc.

How do I vote? There are four convenient methods for casting your important proxy vote:

Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-347-4750. Representatives are available Monday through Friday 9 a.m. to 11 p.m. Eastern Time. You may also contact your financial advisor for further information.

Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the four voting methods listed above to ensure that your vote is recorded before the Special Meeting to be held on January 20, 2026.

Copies of the proxy materials, including the notice of the Special Meeting and Proxy Statement are available at: https://vote.proxyonline.com/astor/docs

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